SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report: March 30, 2004

                        --------------------------------

                              HYCOR BIOMEDICAL INC.

             (Exact name of registrant as specified in its charter)

                                     0-11647
                            (Commission File Number)


                  Delaware                                    58-1437178
       (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)



                                7272 Chapman Ave
                         Garden Grove, California 92841
             (Address of principal executive offices, with zip code)

                                 (714) 933-3000
              (Registrant's telephone number, including area code)



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

         99.1     Press Release dated March 30, 2004

Item 9.  REGULATION FD DISCLOSURE

         On March 30, 2004, Hycor Biomedical Inc issued a press release reporting its final financial results for the fourth quarter and full year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with SEC Release No. 33-8126. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Hycor Biomedical Inc.

Date:    March 30, 2004                        By:  /s/ Reg Jones
                                                   -----------------------------
                                                   Reg Jones
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)



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                                INDEX TO EXHIBITS


Exhibit Number                                   Description
--------------                                   -----------
    99.1                               Press Release dated March 30, 2004










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